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                      SUPPLEMENT DATED JUNE 3, 2005 TO THE
                           VAN KAMPEN TAX FREE TRUST,
                            ON BEHALF OF ITS SERIES,
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED DECEMBER 30, 2004,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005
                             AND THE CLASS I SHARES
                      PROSPECTUS DATED DECEMBER 30, 2004,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005

     The Prospectuses are hereby supplemented as follows:

          The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

          PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Wayne
     D. Godlin, a Managing Director of the Adviser, and James D. Phillips, a Vice President of the Adviser.

          Mr. Godlin has worked for the Adviser since 1988 and joined the team managing the Fund in 2002. Prior to 2002, Mr. Godlin was a portfolio manager for the Adviser. James D. Phillips has worked for the Adviser since 1991 and joined the team managing the Fund in 2002. Prior to 2002, Mr. Phillips worked in an investment management capacity with the Adviser.

          Mr. Godlin is the lead manager of the Fund and Mr. Phillips is a co-manager of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution and overall strategy of the Fund.

          The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    STMISPT 6/05